                                                             Exhibit 99.906.cert

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of EATON VANCE MUNICIPALS TRUST (the "Trust") (on behalf of Eaton Vance Alabama Municipals Fund), that:

 (a) the Annual Report of the Trust (on behalf of Eaton Vance Alabama Municipals
     Fund) on Form N-CSR for the period ended August 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

 (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Alabama Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Alabama Municipals Fund)

Date: October 16, 2003


/S/ James L. O'Connor
--------------------------
James L. O'Connor
Treasurer

Date: October 16, 2003


/S/ Thomas J. Fetter
--------------------------
Thomas J. Fetter
President

                                                             Exhibit 99.906.cert

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of EATON VANCE MUNICIPALS TRUST (the "Trust") (on behalf of Eaton Vance Arkansas Municipals Fund), that:

 (a) the Annual Report of the Trust (on behalf of Eaton Vance Arkansas Municipals Fund) on Form N-CSR for the period ended August 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

 (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Arkansas Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Arkansas Municipals Fund)

Date: October 16, 2003


/S/ James L. O'Connor
--------------------------
James L. O'Connor
Treasurer

Date: October 16, 2003


/S/ Thomas J. Fetter
--------------------------
Thomas J. Fetter
President

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of EATON VANCE MUNICIPALS TRUST (the "Trust") (on behalf of Eaton Vance Georgia Municipals Fund), that:

 (a) the Annual Report of the Trust (on behalf of Eaton Vance Georgia Municipals
     Fund) on Form N-CSR for the period ended August 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

 (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Georgia Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Georgia Municipals Fund)

Date: October 16, 2003


/S/ James L. O'Connor
--------------------------
James L. O'Connor
Treasurer

Date: October 16, 2003


/S/ Thomas J. Fetter
--------------------------
Thomas J. Fetter
President

                                                             Exhibit 99.906.cert

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of EATON VANCE MUNICIPALS TRUST (the "Trust") (on behalf of Eaton Vance Kentucky Municipals Fund), that:

 (a) the Annual Report of the Trust (on behalf of Eaton Vance Kentucky Municipals Fund) on Form N-CSR for the period ended August 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

 (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Kentucky Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Kentucky Municipals Fund)

Date: October 16, 2003


/S/ James L. O'Connor
--------------------------
James L. O'Connor
Treasurer

Date: October 16, 2003


/S/ Thomas J. Fetter
--------------------------
Thomas J. Fetter
President

                                                             Exhibit 99.906.cert

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of EATON VANCE MUNICIPALS TRUST (the "Trust") (on behalf of Eaton Vance Louisiana Municipals Fund), that:

 (a) the Annual Report of the Trust (on behalf of Eaton Vance Louisiana Municipals Fund) on Form N-CSR for the period ended August 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

 (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Louisiana Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Louisiana Municipals
Fund)

Date: October 16, 2003


/S/ James L. O'Connor
--------------------------
James L. O'Connor
Treasurer

Date: October 16, 2003


/S/ Thomas J. Fetter
--------------------------
Thomas J. Fetter
President

                                                             Exhibit 99.906.cert

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of EATON VANCE MUNICIPALS TRUST (the "Trust") (on behalf of Eaton Vance Maryland Municipals Fund), that:

 (a) the Annual Report of the Trust (on behalf of Eaton Vance Maryland Municipals Fund) on Form N-CSR for the period ended August 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

 (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Maryland Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Maryland Municipals Fund)

Date: October 16, 2003


/S/ James L. O'Connor
--------------------------
James L. O'Connor
Treasurer

Date: October 16, 2003


/S/ Thomas J. Fetter
--------------------------
Thomas J. Fetter
President

                                                             Exhibit 99.906.cert

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of EATON VANCE MUNICIPALS TRUST (the "Trust") (on behalf of Eaton Vance Missouri Municipals Fund), that:

 (a) the Annual Report of the Trust (on behalf of Eaton Vance Missouri Municipals Fund) on Form N-CSR for the period ended August 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

 (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Missouri Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Missouri Municipals Fund)

Date: October 16, 2003


/S/ James L. O'Connor
--------------------------
James L. O'Connor
Treasurer

Date: October 16, 2003


/S/ Thomas J. Fetter
--------------------------
Thomas J. Fetter
President

                                                             Exhibit 99.906.cert

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of EATON VANCE MUNICIPALS TRUST (the "Trust") (on behalf of Eaton Vance North Carolina Municipals Fund), that:

 (a) the Annual Report of the Trust (on behalf of Eaton Vance North Carolina Municipals Fund) on Form N-CSR for the period ended August 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

 (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance North Carolina Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance North Carolina Municipals
Fund)

Date: October 16, 2003


/S/ James L. O'Connor
--------------------------
James L. O'Connor
Treasurer

Date: October 16, 2003


/S/ Thomas J. Fetter
--------------------------
Thomas J. Fetter
President

                                                             Exhibit 99.906.cert

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of EATON VANCE MUNICIPALS TRUST (the "Trust") (on behalf of Eaton Vance Oregon Municipals Fund), that:

 (a) the Annual Report of the Trust (on behalf of Eaton Vance Oregon Municipals
     Fund) on Form N-CSR for the period ended August 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

 (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Oregon Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Oregon Municipals Fund)

Date: October 16, 2003


/S/ James L. O'Connor
--------------------------
James L. O'Connor
Treasurer

Date: October 16, 2003


/S/ Thomas J. Fetter
--------------------------
Thomas J. Fetter
President

                                                             Exhibit 99.906.cert

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of EATON VANCE MUNICIPALS TRUST (the "Trust") (on behalf of Eaton Vance South Carolina Municipals Fund), that:

 (a) the Annual Report of the Trust (on behalf of Eaton Vance South Carolina Municipals Fund) on Form N-CSR for the period ended August 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

 (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance South Carolina Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance South Carolina Municipals
Fund)

Date: October 16, 2003


/S/ James L. O'Connor
--------------------------
James L. O'Connor
Treasurer

Date: October 16, 2003


/S/ Thomas J. Fetter
--------------------------
Thomas J. Fetter
President

                                                             Exhibit 99.906.cert

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of EATON VANCE MUNICIPALS TRUST (the "Trust") (on behalf of Eaton Vance Tennessee Municipals Fund), that:

 (a) the Annual Report of the Trust (on behalf of Eaton Vance Tennessee Municipals Fund) on Form N-CSR for the period ended August 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

 (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Tennessee Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Tennessee Municipals
Fund)

Date: October 23, 2003


/S/ James L. O'Connor
--------------------------
James L. O'Connor
Treasurer

Date: October 23, 2003


/S/ Thomas J. Fetter
--------------------------
Thomas J. Fetter
President

                                                             Exhibit 99.906.cert

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of EATON VANCE MUNICIPALS TRUST (the "Trust") (on behalf of Eaton Vance Virginia Municipals Fund), that:

 (a) the Annual Report of the Trust (on behalf of Eaton Vance Virginia Municipals Fund) on Form N-CSR for the period ended August 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

 (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Virginia Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Virginia Municipals Fund)

Date: October 16, 2003


/S/ James L. O'Connor
--------------------------
James L. O'Connor
Treasurer

Date: October 16, 2003


/S/ Thomas J. Fetter
--------------------------
Thomas J. Fetter
President